UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 19, 2019
Date of Report (Date of earliest event reported)

 NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Natural Health Trends Corp. (the “Company”) notes that the Delaware Chancery Court  issued an opinion in In re VAALCO Energy, Inc. Stockholder Litigation invalidating as a matter of law provisions of the certificate of incorporation and bylaws of VAALCO Energy, Inc., a Delaware corporation, that permitted the removal of VAALCO’s directors by its stockholders only for cause. The Chancery Court held that, in the absence of a classified board or cumulative voting, VAALCO’s “only-for-cause” director removal provisions conflicted with Section 141(k) of the Delaware General Corporation Law (“DGCL”) and were therefore invalid. The Company further notes that the Chancery Court issued an opinion in Frechter v. Zier invalidating a provision of a Delaware corporation’s bylaws that required a supermajority stockholder vote to remove directors. The Chancery Court held that the supermajority bylaw provision was invalid because it conflicted with Section 141(k) of the DGCL, which provides that a director may be removed by vote of a simple majority of the shares then entitled to vote at an election of directors.

Section 8 of the Certificate of Incorporation (the “Charter”) and Section 3.4 of the Amended and Restated Bylaws (the “Bylaws”) of the Company contain “only-for-cause” director removal provisions that require a supermajority vote, and the Company does not have a classified board of directors or cumulative voting. As such, and in light of the foregoing decisions of the Chancery Court, effective December 19, 2019, the Company’s Board of Directors amended Section 3.4 of its Bylaws to provide that any director may be removed, with or without cause, with the required vote of the holders of shares then entitled to vote at an election of directors. Further, the Company will not attempt to enforce the director removal provision contained in its Charter to the extent not in compliance with the DGCL, and the Board of Directors will recommend at the Company’s 2020 annual meeting of stockholders that the Charter be amended to be compliant with the terms of the DGCL.

The foregoing summary of the Bylaws amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	First Amendment to the Amended and Restated Bylaws of Natural Health Trends Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2019

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	First Amendment to the Amended and Restated Bylaws of Natural Health Trends Corp.